Exhibit 32.1

                        CERTIFICATION OF PERIODIC REPORT

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of tds (Telemedine) Inc. (the "Company"), certifies that:

          1. The Quarterly Report on Form 10-QSB of the Company for the Quarter ended June 30, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.





Dated: August 14, 2007          /S/  DAVID WINSNESS
                                ----------------------------
                                     DAVID WINSNESS
                                     Chief Executive Officer


                                /S/  KEVIN KREISLER
                                ----------------------------
                                     KEVIN KREISLER
                                     Chief Financial Officer


This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.